SUPPLEMENT DATED OCTOBER 20, 2009
TO THE PROSPECTUS FOR
PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE II
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II
AND
PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME II
DATED MAY 1, 2009

This supplement updates information in the prospectuses dated May 1, 2009, for the variable life insurance policies referenced above, each of which is issued by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Effective October 23, 2009, Principal Variable Contracts Funds, Inc. will merge its MidCap Stock Account into its MidCap Blend Account. Any policy value allocated to the MidCap Stock Division on October 22,
2009, will be transferred to the MidCap Blend Division on October 23, 2009.

Effective October 23, 2009, if you have selected the MidCap Stock Division as an investment option in either a scheduled transfer program or automatic portfolio rebalancing, we will replace that Division with the MidCap Blend Division.

Effective October 23, 2009, if you have premium payment instructions on file requesting that a portion of your premium payment be allocated to the MidCap Stock Division, we will allocate the premium to the
MidCap Blend Division.

MidCap Stock Division is deleted from the TABLE OF SEPARATE ACCOUNT DIVISIONS which begins on page 47 of the Principal Benefit Variable Universal Life II prospectus, page 45 of the Principal
Executive Variable Universal Life II prospectus, and page 54 of the Principal Variable Universal Life
Income II prospectus.